UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2020

CHATHAM LODGING TRUST
(Exact name of Registrant as specified in its charter)

Maryland	001-34693	27-1200777
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 Lakeview Avenue, Suite 200
West Palm Beach,	Florida	33401
(Address of principal executive offices)		(Zip Code)
(561) 802-4477
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange On Which Registered
Common Shares of Beneficial Interest, $0.01 par value	CLDT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 13, 2020, Chatham Lodging Trust (the “Company”) held its Annual Meeting of Shareholders. The matters on which the shareholders voted, in person or by proxy were:

(i)	for the election of trustees Edwin B. Brewer, Jr., Thomas J. Crocker, Jack P. DeBoer, Jeffrey H. Fisher, Mary Beth Higgins, Robert Perlmutter, and Rolf E. Ruhfus to serve until our 2021 Annual Meeting of Shareholders and/or until their successors are duly elected and qualified;
(ii)	for the ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accountants for the year ending December 31, 2020; and
(iii)	for the approval, in an advisory and non-binding vote, of the compensation of the Company’s named executive officers.

All of the nominees were elected, the ratification to select the independent registered public accountants was approved, and the compensation of the Company’s named executive officers was approved. The results of the voting were as follows:

Trustee	Votes For	Votes Against/Withheld	Abstain	Broker Non-Votes
Edwin B. Brewer, Jr.	34,299,844	522,134	0	5,337,976
Thomas J. Crocker	23,142,684	11,679,294	0	5,337,976
Jack P. DeBoer	34,275,768	546,210	0	5,337,976
Jeffrey H. Fisher	34,072,814	749,164	0	5,337,976
Mary Beth Higgins	34,297,416	524,562	0	5,337,976
Robert Perlmutter	23,401,931	11,420,047	0	5,337,976
Rolf E. Ruhfus	34,286,046	535,932	0	5,337,976

Ratification of the selection of independent registered public accountants:

Votes For	Votes Against	Abstentions
39,502,032	585,503	72,419

Approval of compensation of named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,574,354	1,067,965	179,659	5,337,976

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATHAM LODGING TRUST

May 13, 2020	By:	/s/ Jeremy B. Wegner

Name: Jeremy B. Wegner
Title: Senior Vice President and Chief Financial Officer